Investor Presentation August 18, 2014 Exhibit 99.2

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These
forward-looking statements include all statements that are not historical statements of fact and those regarding our intent, belief or expectations, including, but not limited to, statements regarding future financing plans, business strategies, growth prospects and operating and financial performance; expectations regarding the making of distributions and the payment of dividends; and compliance with and changes in governmental regulations.
Words such as "anticipate(s)," "expect(s)," "intend(s)," "plan(s)," "believe(s)," "may," "will," "would," "could," "should," "seek(s)" and similar expressions, or the negative of these terms, are intended to identify such forward-looking statements. These statements are based on
Management's current expectations and beliefs, and are subject to a number of risks and uncertainties that could lead to actual results differing materially from those projected, forecasted or expected. Although Management believes that the assumptions underlying the forward-looking statements are reasonable, they are not guarantees and the Company can give no assurance that their expectations will be attained. Factors which could have a material adverse effect on CareTrust's operations and future prospects or which could cause actual results to differ materially from expectations include, but are not limited to: (i) the ability to achieve some or all of the expected benefits from the completed spin-off and to successfully conduct CareTrust's business following the spin-off; (ii) the ability and willingness of Ensign to meet and/or perform its obligations under the contractual arrangements that it entered into with CareTrust in connection with the spin-off, including the Master
Leases, and any of its obligations to indemnify, defend and hold CareTrust harmless from and against various claims, litigation and liabilities; (iii)
the ability and willingness of CareTrust's tenants to (a) comply with laws, rules and regulations in the operation of the properties CareTrust leases to them, and (b) renew their leases with CareTrust upon expiration, or in the alternative, (c) CareTrust's ability to reposition and re-let its properties on the same or better terms in the event of nonrenewal or replacement of an existing tenant and any obligations, including indemnification obligations, that CareTrust may incur in replacing an existing tenant; (iv) the availability of, and the ability to identify and acquire, suitable acquisition opportunities and lease the same to reliable tenants on accretive terms; (v) the ability to generate sufficient cash flows to service CareTrust's outstanding indebtedness; (vi) access to debt and equity capital markets; (vii) fluctuating interest rates; (viii) the ability to retain and properly incentivize key management personnel; (ix) the ability to qualify or maintain CareTrust's status as a REIT; (x) changes in the
U.S. tax laws and other state, federal or local laws, whether or not specific to REITs; (xi) other risks inherent in the real estate business, including potential liability relating to environmental matters and illiquidity of real estate investments; and (xii) any additional factors included in this presentation and any included in the section entitled "Risk Factors" in CareTrust's Registration Statement on Form 10 and in Item 1A of
Part II of CareTrust's most recently filed Form 10-Q.
Forward-looking statements speak only as of the date made. Except in the normal course of the CareTrust's public disclosure obligations,
CareTrust expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any statement is based.
Reconciliations of certain non-GAAP financial measures used in this presentation, including a reconciliation of our net income (loss) per GAAP to EBITDA, Adjusted EBITDA, FFO, normalized FFO, FAD and normalized FAD, are included in this presentation. The definitions of our non-
GAAP measures used in this presentation are included in our press release dated August 13, 2014, which is incorporated herein by reference and available on our website at www.investors.caretrustreit.com.
Safe Harbor Statement

Geographically
Diverse
Portfolio
Strong Tenant
Rent
Coverage
Experienced
Management
Team
Growth &
Diversification
Opportunities
Attractive Industry
Fundamentals
Investment Highlights Summary

Financially
Secure “Platform”
Tenant
Favorable Long-Term
Lease Structure

Greg Stapley
CEO
Management

Bill Wagner
CFO
Dave Sedgwick
VP Operations
•
27 years of experience in the
acquisition, development and
disposition of real estate
•
Co-Founder of Ensign,
instrumental in assembling the
real estate portfolio was
transferred to CareTrust
•
Previously the General Counsel
of a 192-location national
retailer and Partner at a law
firm
•
22 years of accounting and
finance experience, primarily
in real estate, including
11 years with publicly-traded
REITs
•
Served as SVP and CAO of
Nationwide Health Properties,
Inc. and Sunstone Hotel
Investors, Inc.
•
Ernst & Young Kenneth
Leventhal Real Estate Group
•
12 years of experience in
skilled nursing operations
•
Trained over 100 Ensign
nursing home administrators as
Ensign’s Chief Human Capital
Officer
•
Led five SNFs as Administrator/
CEO; developed Ensign’s
approach to cultural, clinical
and financial performance
Mark Lamb
Director of Investments
•
Three years as Director of
Investments at Nationwide
Health Properties, underwriting
over $1 billion of new
investments across the Seniors
Housing and Skilled Nursing
sectors.
•
Led three SNFs as
Administrator for Plum
Healthcare & North American
Health Care in California.
•
Investment Associate at The
Bascom Group, a private equity
real estate investment firm.

•
A leading provider of skilled nursing
care and assisted living services
•
Strong financial performance with
dependable cash flows and liquidity
•
Long-tenured and successful
management team
•
Portfolio of 97 quality assets with Ensign
as initial tenant except for three facilities
operated by CareTrust
•
“Platform” tenant initially has attractive
1.85x rent coverage supported by long-
term, triple-net lease structures
•
Focus will be on broadening geographic
reach, tenant base and asset class
•
Management team with deep real estate
and healthcare industry expertise
Transaction Overview

Spin-Off
On June 1, 2014 The Ensign Group split into
two publicly traded
companies
through a
tax-free spin-off
transaction.
Operations Real Estate

Strong Liquidity for Growth

(1) Does not reflect deduction of cash portion of earnings and profits (“E&P”) purge, to be determined after spin-off, which will be 20% to
25% of CTRE’s allocation of Ensign’s historical E&P (Ensign’s E&P estimated to be between $350 to $385 million before spin-off)
Cash on hand as of June 30, 2014¹
$80
million
Undrawn Senior Secured Credit Facility with
approximately $84 million of availability as
of June 30, 2014
$150
million
Plus access to public equity and debt
markets, and other forms of long-term
capital.

INVESTMENT HIGHLIGHTS 7

SNF, AL, IL Campus Locations
Other 31%
Texas 28%
California 19%
Utah 12%
Arizona 10%

Portfolio Asset Category
IL 3%
Campus 10%
AL 13%
SNF 74%

Portfolio Snapshot Triple Net Leased Properties CareTrust Operated ILF 8

Varying Deal Size
(One-Offs to Portfolios)
Multiple
Operator
Partnerships
No Geographic
Constraints
Promising &
Stabilized
SNF/ALF Assets
Future
Diversification
into MOB,
Acute Care and
Life Sciences
Wider Investment Parameters

Cluster Cluster
Ready Ready
Local Local
Leader Leader
Pipeline Pipeline
Geographic Geographic
Limits Limits
Turnaround Turnaround
Opportunities Opportunities
Ensign Strategy Ensign Strategy
Note: For one year after the Spin-Off, CareTrust is subject to the Opportunities Agreement with Ensign which affords Ensign certain rights of first refusal to some of CareTrust’s investment opportunities under certain circumstances
CareTrust Strategy

Healthcare Real Estate Ownership
Real Estate Asset Breakdown
Note: Healthcare Real Estate Ownership Breakdown and Real Estate Asset Breakdown from Stifel Nicolaus industry analysis
Healthcare Real Estate Market
Estimated at Over $1 Trillion

Deal
Size
Tenant Size
Large REITs focused on larger acquisitions

Fragmented Markets With Value
Arbitrage Opportunities

Fragmented market,
underserved by capital
providers
Limited access to capital
and liquidity for local and
regional operators
Limited competition from
other REITs for SNFs
and mid-market assisted
living properties
Quality one-off, small- &
mid-sized portfolios
Conservative
underwriting strategy
Leverage robust number
of existing relationships
Partner with successful
local & regional players
Creative capital solutions
Attractive investment
spreads over cost of
capital
Public/private market
discrepancies
Substantial growth
through smaller, non-
marketed transactions
Market Backdrop CareTrust Role Results

Disciplined Investment Strategy
Focused on Driving Value

Senior Housing
Facilities
(ALF, ILF, MC)
Skilled Nursing
Facilities
Medical Office
Buildings
Acute Care
Triple Net Leases
Core Core
Opportunistic Opportunistic
Mortgage Debt
Relationship Relationship Opportunistic
Opportunistic
Development
Funding
Relationship Relationship
RIDEA
Opportunistic

1.85x
1.68x
1.60x
1.50x
1.44x
1.33x
CTRE
LTC*
AVIV
OHI
SNH**
SBRA

Total LTM EBITDAR Tenant Rent Coverage
* Represents facility EBITDAR coverage for LTC’s skilled nursing portfolio
** Rent coverage is calculated as operating cash flow from SNH tenants’ operations of SNH properties, before subordinated charges, divided by rents payable to SNH
Source: Company filings, as of 12/31/13 for AVIV, LTC, and SBRA 12/31/13, and 9/30/13 for SNH and OHI. Rent coverage is as of 3/31/14 for the reported EBITDAR from CTRE’s Ensign portfolio
Leading Tenant Rent Coverage

130
110
90
70
50
30
4
2
14
5
20
6
11
6
67
61
63
77
82
102
108
119
2007
2008
2009
2010
2011
2012
2013
Q1 '14

($ in millions)
$120
$100
$80
$60
$40
$20
$0
$40
$25
$21
$61
$21
$130
$43
$45
$48
2006
2007
2008
2009
2010
2011
2012
2013
Avg. '06-'13

Real Estate Acquisition & Development Experience
The CareTrust Team brings its
Experience, Relationships & Track Record
from Ensign

Ensign Annual Facilities Growth Ensign Historical Asset Acquisitions

16,715
16,554
16,441
16,256
16,066
15,965
15,861
15,772
15,771
15,679
15,669
15,655
15,667
15,666
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013

31
34
35
37
39
47
55
64
72
78
81
1990
1995
2000
2005
2010
2015
2020E
2025E
2030E
2035E
2040E

$10,501
$7,897
$6,165
$10,618
$8,905
$26,051
$26,051
$17,135
$18,487
$34,196
$115,463
$74,689
$67,104
$44,633
$31,496
Tracheotomy with Vent
Respiratory with Vent
Joint Replacement
Hip Fracture
Stroke

Attractive Industry Dynamics for SNF Operators

Numbers in millions
Relative Costs of Treatment Across Care Providers
SNF IRF LTAC
Source: AHCA, CMS OSCAR data, U.S. Census Bureau, Medpac
Number of Skilled Nursing Facilities
Age 65+ Population
US SNF Properties

Avg. SNF Medicaid Rate Per Day
Avg. SNF Medicare Rate Per Day
ENSG Same Facility Medicare Rate per Day
$446
$451
$524
$560
$574
$618
$555
$564
$287
$312
$325
$301
$336
$349
$363
$385
$408
$432
$454
$505
$469
$478
$109
$118
$124
$129
$142
$145
$150
$156
$164
$172
$174
$176
$179
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013

Skilled Nursing Reimbursement Rates:
Stable and Increasing Over Time

Source: Eljay LLC and composite of CMS, AHCA, AQNHC and Avalere Group Data; ENSG company filings
Skilled Nursing Reimbursement Rates (2000-2013)
4.2% 4.2%
4.0% 4.0%
3.4% 3.4%
CAGR
In In May May 2014, 2014, CMS CMS proposed proposed a a 2% 2% aggregate aggregate increase increase for for 2015 2015 SNF SNF payments payments

Millions $
1,200
1,000
800
600
400
200
0
2007-2013 CAGR: 14%
411
469
542
650
758
825
905
Annualized
2007
2008
2009
2010
2011
2012
2013
Q1 2014

Millions $
180
150
120
90
60
30
0
2007-2013 CAGR: 16%
60
73
87
107
130
142
149
39
2007
2008
2009
2010
2011
2012
2013
Q1 2014

“THE”
Platform Tenant

As of June 30, 2014, Ensign operated 125 facilities, 10 home health and 8 hospice operations, 12 urgent care centers and a mobile
x-ray diagnostic company, all located in 12 states
Ensign has a strong track record of integrating turnaround
opportunities
– Improves operations through increased occupancy, quality mix and acuity shift
Long-tenured and successful management team has been an
integral part of Ensign’s business strategy
Ensign Operated Facilities
SNFs, ALFs & ILFs
Home Health & Hospice
Urgent Care Clinics
Note: EBITDAR is a non-GAAP measure and represents net income before (a) interest expense, net, (b) provision for income taxes, (c)
depreciation and (d) facility rent expense. See Ensign’s public filings for a reconciliation of EBITDAR to GAAP and additional information on Ensign’s performance.
Revenue
Ensign Business Overview
Adjusted EBITDAR

1-Star
2-Star
3-Star
4-Star
5-Star
Q4 2009: 31, 16, 14, 7, 7
Q4 2010: 27, 21, 14, 17, 4
Q4 2011: 19, 26, 14, 29, 9
Q4 2012: 14, 23, 15, 25, 20
Q4 2013: 7, 21, 17, 30, 30
Q1 2014: 6, 18, 15, 33, 35

Turnaround Track Record
Acquisition Track Record based on an average for all SNF
acquisitions from 2001 through October 1, 2012 measuring
five quarters of operating performance.
4-Quarter
Performance
Q1 Q5 Improvement
EBITDAR
Margin
11.3% 14.5% 322 bps
Occupancy 70.9% 74.0% 316 bps
Skilled Mix
(Rev)
31.3% 38.7% 732 bps
Quality Mix
(Rev)
48.4% 51.6% 321 bps
Ensign Track Record
Operational Excellence

Recognized Skilled Nursing Facility Quality
CMS Star ratings as reported on cms.gov
http://www.medicare.gov/nursinghomecompare/

FINANCIAL SUMMARY 19

Guidance

CareTrust’s guidance for the 12 months immediately post-spin
1
is:
• $56 million in rent from Ensign
• $24 million in interest expense
2
• $4.5 million to $5.0 million in G&A expense
• $1.23 to $1.25 in normalized FFO per diluted common share
• $1.33 to $1.35 in normalized FAD per diluted common share
• $0.24 to $0.26 of net income per diluted common share
2
(1) June 1, 2014 though May 31, 2015 projections (i) are based on 22.4 million diluted weighted average common shares, and exclude any shares to be issued in connection with the purging distribution; and (ii)
assume no additional acquisitions or dispositions beyond those made to date, exclusion of stock- and incentive-
based cash compensation, exclusion of spin-related costs, and exclusion of acquisition-related costs and amortization costs related to intangible assets acquired.
(2) Includes $2.2 million in amortization of deferred financing costs.

Guidance
RECONCILIATION OF NET INCOME TO
NON-GAAP FINANCIAL MEASURES
1

Low Guide High Guide
Net income $0.24 $0.26
Depreciation and amortization 0.98 0.98
FFO 1.22 1.24
Costs associated with the spin-off 0.01 0.01
Normalized FFO $1.23 $1.25
Net income $0.24 $0.26
Depreciation and amortization 0.98 0.98
Amortization of deferred financing costs 0.10 0.10
FAD 1.31 1.34
Costs associated with the spin-off 0.01 0.01
Normalized FAD $1.33 $1.35
(1) Per share amounts based on 22.4 million weighted average shares outstanding on a per diluted common share basis

APPENDIX 22

Assets
Real estate investments $420,059
Cash and cash equivalents* 80,345
Accounts receivable 1,871
Prepaid expenses and other assets 77
Deferred financing costs, net 11,000
Total assets $513,352
Liabilities and Stockholders' Equity
Senior unsecured notes payable $260,000
Mortgage notes payable 99,504
Accounts payable and accrued liabilities 6,190
Total liabilities 365,694
Stockholders' Equity:
Common stock 222
Additional paid-in capital 146,980
Retained earnings 456
Total stockholders' equity 147,658
Total liabilities and stockholders' equity $513,352
* Does not reflect pending deduction of cash portion of E&P purge, to be determined and paid prior to year-end, which will be 20% to 25%
of CTRE’s allocation of Ensign’s E&P (Ensign’s E&P estimated to be between $350 to $385 million before spin-off)
Q2 2014 Financial Summary
BALANCE SHEET
(in thousands)

Q2 2014 Financial Summary
DEBT SUMMARY
(in thousands)

Interest Rate/ Maturity June 30, 2014
Debt Collateral Spread Date Balance
Fixed Rate Debt
Senior unsecured notes payable Unsecured 5.875% 2021 $260,000
GECC mortgage notes payable (1) 10 properties 7.252% 2017 48,220
Other mortgage note payable 1 property 6.000% 2019 607
308,827
Floating Rate Debt
GECC mortgage notes payable (1) 10 properties L + 3.35% 2017 50,677
Senior secured revolving credit facility (2) 11 properties L + 2%-2.5% 2018 -
50,677
Total Debt $359,504
Debt Statistics
% Fixed Rate Debt 85.9%
% Floating Rate Debt 14.1%
Total 100.0%
Average Interest Rates:
Fixed 6.1%
Floating 3.9%
Blended 5.8%
(1) The fixed rate portion of the GECC mortgage notes payable converts to the floating rate in May 2017.  The floating rate portion is subject to a Libor floor of 0.50%.  The GECC mortgage notes have two 12-month extension options.
(2) Borrowings available under the senior secured revolving credit facility totaled $84.2 million at June 30, 2014.
Funds can also be borrowed at the Base Rate (as defined) plus 1.0% to 1.5%.

One Month
Ended
June 30, 2014
Revenues:
Rental income $4,667
Tenant reimbursement 396
Other revenue 211
Total revenues 5,274
Expenses:
Depreciation and amortization 1,794
Interest expense 1,967
Property taxes 396
Operating expenses 161
General and administrative 500
Total expenses 4,818
Net income $456
Earnings per common share:
Basic $0.02
Diluted $0.02
Weighted average shares outstanding:
Basic 22,237
Diluted 22,436
Q2 2014 Financial Summary
STATEMENT OF INCOME
(in thousands, except per share amounts)

Q2 2014 Financial Summary
NON-GAAP FINANCIAL MEASURES
(in thousands, except per share amounts)

One Month
Ended
June 30, 2014
Net income $456
Real estate related depreciation and amortization 1,794
Interest expense 1,967
EBITDA 4,217
Costs associated with the spin-off 254
Adjusted EBITDA $4,471
Net income $456
Real estate related depreciation and amortization 1,794
Funds from Operations (FFO) 2,250
Costs associated with the spin-off 254
Normalized FFO $2,504
Net income $456
Real estate related depreciation and amortization 1,794
Amortization of deferred financing costs 175
Funds Available for Distribution (FAD) 2,425
Costs associated with the spin-off 254
Normalized FAD $2,679
FFO per share $0.10
Normalized FFO per share $0.11
FAD per share $0.11
Normalized FAD per share $0.12
Diluted weighted average shares outstanding 22,436

Total
Skilled Nursing
Facilities
Multi-Specialty Campuses
Assisted Living and
Independent Living
Facilities ¹
Independent Living
Facilities Operated
by CareTrust ¹
State Properties Beds/Units Facilities Beds Campuses SNF Beds ALF Units ILF Units Facilities Units Facilities Units
California 18 1,991 14 1,465 2 158 121 24 2 223 --- ---
Texas 27 3,241 22 2,699 1 123 77 20 2 115 2 207
Arizona 10 1,327 7 799 1 162 100 --- 2 266 --- ---
Utah 12 1,305 9 907 1 235 37 --- 1 69 1 57
Colorado 5 463 3 210 --- --- --- --- 2 253 --- ---
Idaho 6 477 5 408 1 45 24 --- --- --- --- ---
Washington 6 555 5 453 --- --- --- --- 1 102 --- ---
Nevada 3 304 1 92 --- --- --- --- 2 212 --- ---
Nebraska 5 366 3 220 2 105 41 --- --- --- --- ---
Iowa 5 356 3 185 2 109 62 --- --- --- --- ---
Total 97 10,385 72 7,438 10 937 462 44 12 1,240 3 264
(1) The initial portfolio of four ILFs includes one that is leased to and operated by Ensign and three owned and operated by CareTrust
CareTrust Geographic Detail